SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2003

POLYONE CORPORATION

(Exact name of registrant as specified in charter)

Ohio	1-16091	34-1730488

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 36-5000, 200 Public Square, Cleveland, Ohio	44114-2304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 589-4000

Not Applicable

(Former name or former address, if changed since last report.)

Item 5 Other Events

On March 24, 2003 the Registrant issued a Press Release, filed herewith as Exhibit 99.1, reporting that the Registrant has begun negotiations to replace its existing receivables sale facility following the March 21, 2003 downgrade of Registrant’s senior debt by Moody’s Investor Services.

Item 7 (c) Financial Statements, Pro-Forma Financial Information and Exhibits

Exhibit 99.1 — Press Release of March 24, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By: /s/ Gregory P. Smith Gregory P. Smith Controller

Dated: March 25, 2003